Exhibit 32.1


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form, 10-Q/A-1 (the "Report") of Amaru, Inc. (the "Company"), for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Colin Binny, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Colin Binny
-----------------------
Chief Financial Officer
April 30, 2009